Exhibit 10.142

OMNIBUS AMENDMENT TO CERTAIN GP CARRY PLAN GOVERNING AGREEMENTS

DATED AS OF JANUARY 23, 2025

EFFECTIVE AS OF JANUARY 1, 2025

This OMNIBUS AMENDMENT TO CERTAIN GP CARRY PLAN GOVERNING AGREEMENTS (this “Agreement”) is made and entered into as of the 23rd day of January 2025, and is effective as of January 1, 2025, by the Blackstone entities named on Schedule I hereto (collectively, the “Blackstone Entities”) and their respective direct or indirect general partners and/or managing or sole members, as applicable (each, a “General Partner”).

WHEREAS, in light of the continued growth and expansion of Blackstone’s general partner “carried interest” program (the “Program”), Blackstone is implementing a carried interest service fee (the “Service Fee”) payable by each Program participant, following such participant’s departure from Blackstone on or after January 1, 2025.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and intending to be legally bound, the parties hereto hereby agree as follows:

1. That each General Partner hereby amends each of the limited partnership agreements and/or limited liability company agreements of the Blackstone Entities of which such General Partner is general partner, managing or sole member, as applicable (such limited partnership agreements or limited liability company agreements, the “Governing Agreements”) to give effect to the Service Fee (with the language set forth in Exhibit A being added to each of the Governing Agreements) and that each General Partner hereby irrevocably waives any other impediment to the Service Fee imposed by the Governing Agreements.

3. The undersigned further certifies, acknowledges and agrees that any party to the Governing Agreements and their counsel shall be entitled to rely upon this instrument and the actions taken by the Blackstone Entities and their General Partners as set forth above, and that the General Partners may do and perform any and all such other acts and things, to sign or make such other agreements, certificates, instruments, notices, requests, statements and other documents and communications, and to take or omit such other actions necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the terms and provisions of this Agreement or to carry out the intent or purposes of the subject matter hereof.

4. With respect to each of the Blackstone Entities, it is the intention of the parties that this Agreement shall be governed by and construed in accordance with the laws of the jurisdiction specified by the “Governing Law” paragraph of such Blackstone Entities’ Governing Agreement.

1

Agreed to and Acknowledged on the date set forth above on behalf of the Blackstone Entities referred to on Schedule I hereto, their respective General Partners and all limited partners (or members) now and hereafter admitted to the Blackstone Entities pursuant to powers of attorney now and hereafter granted to the respective General Partners:

Blackstone Holdings I L.P.

By: Blackstone Holdings I/II GP L.L.C., its general partner

Blackstone Holdings AI L.P.

By: Blackstone Holdings I/II GP L.L.C., its general partner

Blackstone Holdings II L.P.

By: Blackstone Holdings I/II GP L.L.C., its general partner

Blackstone Holdings III L.P.

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management L.L.C., its general partner

Blackstone Holdings IV L.P.

By: Blackstone Holdings IV GP L.P., its general partner

By: Blackstone Holdings IV GP Management (Delaware) L.P., its general partner

By: Blackstone Holdings IV GP Management L.L.C., its general partner

Blackstone Family GP L.L.C.

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director – Assistant Secretary

2

Exhibit A

Service Fee. In consideration of the services and expenses of each direct or indirect general partners and/or managing or sole members, as applicable (each, for the purposes of this paragraph, a “General Partner”), each Limited Partner (or member) who ceases to be an employee or officer of Blackstone on or after January 1, 2025 (such Limited Partner (or member), a “Former Blackstone Employee”) shall be subject to a service fee (the “Service Fee”). The Service Fee will (i) apply to each distribution or payment in respect of or relating to “Carried Interest” made to Former Blackstone Employees (including, for the avoidance of doubt, Limited Partners (or members) that become Former Blackstone Employees) attributable to “Carried Interest” awards or allocations on investments made on or following January 1, 2025, (ii) initially be equal to 1% of each such amount to be distributed (or otherwise paid) (or such greater or lesser amount as determined by the General Partner in its sole discretion from time to time), which amounts shall, for the avoidance of doubt, be net of any other costs, fees, expenses and any reserves established, and prior to the withholding of Holdback amounts and taxes (in each case, as calculated the General Partner in good faith), (iii) may be calculated and withheld out of distributions or payments as such distributions or payments are made and/or shall be payable in arrears with respect to each Former Blackstone Employee, including by withholding from subsequent distribution or payment amounts. For the avoidance of doubt, the Service Fee shall be in addition to each Former Blackstone Employee’s commitments and other obligations to the “Partnership” or “Company” (as applicable). Each General Partner may waive the Service Fee, in whole or in part, in its sole discretion with respect to any Former Blackstone Employee, and/or require that each Former Blackstone Employee to pay such Service Fee directly or out of distributions or payments as noted above.

Schedule I

Blackstone CEMA II GP (CYM) L.P.
Blackstone CEMA II GP L.P.
BMA Asia II GP L.P.
BSCA II B GP L.P.
BSCA II GP L.P.
BREA Asia III (Cayman) L.P.
BREA Europe VII (Cayman) L.P.
BREA X (Delaware) L.P.
BREA X (Offshore) (Cayman) L.P.
BSCA III B GP L.P.
BSCA III GP L.P.
Strategic Partners Fund Solutions Associates GP Solutions L.P.
Strategic Partners Fund Solutions Associates Real Estate VIII L.P.
Strategic Partners Fund Solutions Associates Infrastructure Iv L.P.
Blackstone Infrastructure Associates (Cayman) NQ L.P.
BLACKSTONE INFRASTRUCTURE ASSOCIATES L.P.
Blackstone Infrastructure Associates Non-ECI L.P.
Blackstone Infrastructure Associates NQ L.P.
BREDS IV L.P.
BREDS IV-A L.P.
BREDS V L.P.
BREDS V-A L.P.
Blackstone Green Private Credit Associates III LP
Blackstone Senior Direct Lending Associates LP
Blackstone Rated Senior Direct Lending Associates LLC
Blackstone Technology Senior Direct Lending Associates LP
BXD-T CAYMAN GP LP
GSO Credit Alpha Diversified Alternatives Associates LLC
GSO CLO Opportunity Associates LLC
GSO Credit Alpha Associates LLC
GSO Credit Alpha Associates II LP
GSO Capital Opportunities Associates III LLC
GSO Capital Opportunities Associates IV LP
Blackstone Credit Series Fund-C Associates LLC
Blackstone European Private Credit Fund Associates L.P.
GSO Energy Partners-C Associates II LLC
GSO Energy Partners-D Associates LLC
GSO Energy Partners-E Associates LLC
GSO European Senior Debt Associates II LP
Blackstone European Senior Debt Associates III LP
GSO Energy Select Opportunities Associates II LP

G QCM Special LP
GSO Harrington Credit Alpha Associates L.L.C.
Blackstone Credit Hibiscus Associates LLC
GSO Orchid Associates LLC
GSO SFRO Associates LLC
Blackstone Alternative Credit Advisors LP
BMA IX GP L.P.
BMA IX GP (CYM) L.P.
BXLS Yield GP L.P.
Clarus IV GP, L.P.
BXLS VI GP L.P.
BXGA II GP (CYM) LP.
BXGA II GP LP.
Blackstone Strategic Alliance Associates IV L.L.C.
Blackstone Energy Transition Management Associates IV L.P.
Blackstone Strategic Capital Associates B L.L.C.
Blackstone Strategic Capital Associates L.L.C.
Blackstone Multi-Asset (Cayman) - NQ GP L.P.
Blackstone Multi-Asset GP II - NQ L.P.
Blackstone Multi-Asset GP L.P.
Blackstone ETMA IV GP (CYM) L.P.
Blackstone ETMA IV GP L.P.
Blackstone Tactical Opportunities Management Associates (Cayman) - NQ L.P. (GP)
Blackstone Tactical Opportunities Management Associates (Cayman) L.P. (GP)
BTO CR Fund Associates (Cayman) L.P.
BTOA II L.L.C. (GP)
BTOA III - NQ L.P. (BTOF Reporting GP)
BTOA L.L.C. (GP)
BTOA-NQ L.L.C. (GP)
Blackstone Tactical Opportunities Management Associates (Cayman) - NQ L.P. (GP) (BTOF III Reporting GP)
Blackstone Tactical Opportunities Management Associates (Cayman) L.P. (GP) (BTOF III Reporting GP)
Blackstone Tactical Opportunities Management Associates III (Cayman) - NQ L.P.
Blackstone Tactical Opportunities Management Associates III (Cayman) L.P.
BTOA III - NQ L.P.
BTOA III L.P.
BTOA L.L.C. (GP) (BTOF III Reporting GP)
BTOA-NQ L.L.C. (GP) (BTOF III Reporting GP)
Blackstone Tactical Opportunities Management Associates IV (CYM) - NQ L.P.

BTOA IV L.P.
Blackstone Tactical Opportunities Stable Income Management Associates (Cayman) - NQ L.P. (GP)
Blackstone Tactical Opportunities Stable Income Management Associates (Cayman) L.P. (GP)
BTOSIA - NQ L.L.C.
BTOSIA L.L.C.
BTOSIAO - NQ L.L.C.

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